EXHIBIT 24

ANHEUSER-BUSCH COMPANIES, INC.

POWER OF ATTORNEY

Each of the undersigned directors and officers of Anheuser-Busch Companies, Inc., a Delaware corporation (the “Company”), hereby appoints W. Randolph Baker, JoBeth G. Brown and Patrick T. Stokes, and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the (i) proposed registration under said Act of 15,000,000 shares of common stock pursuant to a Registration Statement on Form S-8 to be transferred pursuant to the Anheuser-Busch Deferred Income Stock Purchase and Savings Plan, this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of the common stock, and to any amendments to said proposed Registration Statement and (ii) amendments to any existing Registration Statement on Form S-8 relating to shares of common stock to be transferred pursuant to the Anheuser-Busch Deferred Income Stock Purchase and Savings Plan, this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the amendments.

IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of March 24, 2004.

/s/ Patrick T. Stokes

Patrick T. Stokes

President and Chief Executive Officer and Director

(Principal Executive Officer)

/s/ John F. Kelly

John F. Kelly

Vice President and Controller

(Principal Accounting Officer)

/s/ Carlos Fernandez G.

Carlos Fernandez G.

Director

/s/ John E. Jacob

John E. Jacob

Director

/s/ Charles F. Knight

Charles F. Knight

Director

/s/ Vilma S. Martinez

Vilma S. Martinez

Director

/s/ W. Randolph Baker

W. Randolph Baker

Vice President and Chief Financial Officer

(Principal Financial Officer)

/s/ August A. Busch III

August A. Busch III

Director

/s/ James J. Forese

James J. Forese

Director

/s/ James R. Jones

James R. Jones

Director

/s/ Vernon R. Loucks, Jr.

Vernon R. Loucks, Jr.

Director

/s/ William Porter Payne

William Porter Payne

Director

/s/ Joyce M. Roche Joyce M. Roché Director /s/ Andrew C. Taylor Andrew C. Taylor Director /s/ Edward E. Whitacre, Jr. Edward E. Whitacre, Jr. Director	/s/ Henry Hugh Shelton Henry Hugh Shelton Director /s/ Douglas A. Warner III Douglas A. Warner III Director